UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 9, 2014

Wells Mid-Horizon Value-Added Fund I, LLC
(Exact Name of Registrant as Specified in Charter)

Georgia	000-53626	20-3192853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of the 6000 Nathan Lane Building

On December 9, 2014, Wells Mid-Horizon Value-Added Fund I, LLC (the “Registrant”) sold a five-story office building containing approximately 184,000 square feet and located in Plymouth, Minnesota (the “Nathan Lane Building”) to 6000 Nathan (MN) LLC, an unaffiliated third party, for a gross sales price of $15,500,000, exclusive of closing costs. As a result of the sale, the Registrant received net sale proceeds of approximately $15,073,000 and recognized a gain on sale of approximately $1,770,000. These amounts may be adjusted should additional information become available in subsequent periods. In the second quarter of 2014, the Registrant recorded an impairment loss on the 6000 Nathan Lane Building of approximately $2,304,000 to reduce the carrying value of the property to its estimated fair value based on the present value of future cash flows.

Item 9.01.    Financial Statements and Exhibits

(b)
Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of September 30, 2014	F-2
Pro Forma Statement of Operations for the nine months ended September 30, 2014	F-3
Pro Forma Statement of Operations for the year ended December 31, 2013	F-4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC (Registrant)

	By:	WELLS INVESTMENT MANAGEMENT COMPANY, LLC (Manager)

December 15, 2014		/s/ Randy A. Simmons
Randy A. Simmons Principal Financial Officer of Wells Investment Management Company, LLC

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC
(A Georgia Limited Liability Company)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Mid-Horizon Value-Added Fund, I, LLC (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2013 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2014.

The following unaudited pro forma balance sheet as of September 30, 2014 has been prepared to give effect to the December 9, 2014 sale of the 6000 Nathan Lane Building as if the disposition had occurred on September 30, 2014. The Registrant owned 100% of the 6000 Nathan Lane Building.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2014 has been prepared to give effect to the sale of the 6000 Nathan Lane Building as if the disposition had occurred on January 1, 2013.

The following unaudited pro forma statement of operations for the year ended December 31, 2013 has been prepared to give effect to the sale of the Commerce Street Building and 6000 Nathan Lane Building as if the dispositions had occurred on January 1, 2013. The Registrant owned 100% of the Commerce Street Building which was sold on August 1, 2013.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the 6000 Nathan Lane Building and the Commerce Street Building had been consummated as of January 1, 2013. Specifically, the accompanying pro forma statement of operations do not include the Registrant's nonrecurring gain or loss that would have been recognized if the aforementioned property sales had occurred on January 1, 2013.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC
(A Georgia Limited Liability Company)

PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2014
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Assets:
Real estate, at cost:
Land	$3,780,435	$(3,780,435)	(b)	$—
Building and improvements, less accumulated depreciation	8,596,204	(8,596,204)	(b)	—
Intangible lease assets, less accumulated amortization	356,559	(356,559)	(b)	—
Total real estate assets	12,733,198	(12,733,198)		—

Cash and cash equivalents	12,315,141	14,744,372	(c)	27,059,513
Tenant receivables	332,776	(260,720)	(b)	72,056
Other assets	53,081	—		53,081
Intangible lease origination costs, less accumulated amortization	189,508	(189,508)	(b)	—
Deferred leasing costs, less accumulated amortization	343,349	(343,349)	(b)	—
Total assets	$25,967,053	$1,217,597		$27,184,650

Liabilities:
Accounts payable, accrued expenses, and accrued capital expenditures	230,223	(159,323)	(b)	70,900
Due to affiliates	5,980	—		5,980
Deferred income	238,951	(168,877)	(b)	70,074
Intangible lease liabilities, less accumulated amortization	38,697	(38,697)	(b)	—
Total liabilities	513,851	(366,897)		146,954

Commitments and Contingencies

Members' Capital:
Member Shares, $1,000 par value; 150,000 shares authorized; 51,854 shares issued and outstanding	25,453,202	1,584,494	(d)	27,037,696
Total liabilities and members' capital	$25,967,053	$1,217,597		$27,184,650

(a)
Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q for the nine months ended September 30, 2014.

(b)	Amounts represent the necessary adjustments to remove net assets and liabilities associated with the Nathan Lane Building as of September 30, 2014.

(c)	Reflects the Registrant's net proceeds resulting from the sale of the 6000 Nathan Lane Building.

(d)	Reflects the Registrant's pro forma gain on the sale of the 6000 Nathan Lane Building.

ELLS MID-HORIZON VALUE-ADDED FUND I, LLC
(A Georgia Limited Liability Company)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$888,514	$(888,514)	(b)	$—
Tenant reimbursements	807,090	(807,090)		—
Total revenues	1,695,604	(1,695,604)		—
Expenses:
Property operating costs	1,247,591	(1,247,591)		—
Asset and property management fees:
Related-party	98,438	(98,438)	(c)	—
Other	45,356	(45,356)	(c)	—
Depreciation	342,153	(342,153)	(d)	—
Amortization	239,031	(239,031)	(e)	—
Impairment Loss	2,304,414	(2,304,414)		—
General and administrative expenses	263,400	(30,852)		232,548
Total expenses	4,540,383	(4,307,835)		232,548
Real Estate Operating Loss	(2,844,779)	2,612,231		(232,548)

Other Expense:
Interest expense	—	—		—
Loss from Continuing Operations	(2,844,779)	$2,612,231		$(232,548)

Operating Income from Discontinued Operations	—	—		—
Net Loss	$(2,844,779)	$2,612,231		$(232,548)

Net Income (Loss) per Weighted-Average Share of Investor Members' Interests
Loss from continuing operations	$(54.86)	$50.38		$(4.48)
Income from discontinued operations	—	—		—
Net loss per weighted-average share of members' interests	$(54.86)	$50.38		$(4.48)

Weighted-Average Shares of Investor Members' Interests Outstanding	51,854			51,854

(a)	Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the nine months ended September 30, 2014.

(b)	Rental income for the 6000 Nathan Lane Building is recognized on a straight-line basis.

(c)
Asset management fees for the 6000 Nathan Lane are calculated at 0.75% of the gross asset value. Property management and leasing fees are generally calculated at 2.5% of rental income and tenant reimbursements upon the collection thereof.

(d)
Depreciation expense for the 6000 Nathan Lane Building is recognized on a straight-line basis using a 40-year life for building assets and using the shorter of lease term or economic life for tenant improvement assets.

(e)	Amortization expense for the 6000 Nathan Lane Building is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC
(A Georgia Limited Liability Company)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Nathan Lane Disposition		Commerce Street Disposition		Pro Forma Total
Revenues:
Rental income	$1,185,575	$(1,185,575)	(b)	$—		$—
Tenant reimbursements	1,048,766	(1,048,766)		—		—
Total revenues	2,234,341	(2,234,341)		—		—
Expenses:
Property operating costs	1,684,481	(1,684,481)		—		—
Asset and property management fees:
Related-party	131,250	(131,250)	(c)	—		—
Other	59,509	(59,509)	(c)	—		—
Depreciation	480,083	(480,083)	(d)	—		—
Amortization	318,708	(318,708)	(e)	—		—
General and administrative expenses	493,432	(31,884)		—		461,548
Total expenses	3,167,463	(2,705,915)		—		461,548
Real Estate Operating Loss	(933,122)	471,574		—		(461,548)

Other Expense:
Interest expense	(414,031)	—		—		(414,031)
Loss from Continuing Operations	(1,347,153)	471,574		—		(875,579)

Discontinued Operations:
Operating income	45,324	—		(45,324)	(f)	—
Gain from disposition	267,767	—		(267,767)	(f)	—
Income from Discontinued Operations	313,091	—		(313,091)		—
Net Income (Loss)	$(1,034,062)	$471,574		$(313,091)		$(875,579)

Net Income (Loss) per Weighted-Average Share of Investor Members' Interests
Loss from continuing operations	$(25.98)	$9.09		$—		$(16.89)
Income (loss) from discontinued operations	6.04	—		(6.04)		—
Net income (loss) per weighted-average share of members' interests	$(19.94)	$9.09		$(6.04)		$(16.89)

Weighted-Average Shares of Investor Members' Interests Outstanding	51,854					51,854

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2013.

(b)	Rental income for the 6000 Nathan Lane Building and the Commerce Street Building is recognized on a straight-line basis.

(c)
Asset management fees for the 6000 Nathan Lane Building and the Commerce Street Building are calculated at 0.75% of the gross asset value. Property management and leasing fees are generally calculated at 2.5% of rental income and tenant reimbursements upon the collection thereof.

(d)
Depreciation expense for the 6000 Nathan Lane Building and the Commerce Street Building is recognized on a straight-line basis using a 40-year life for building assets and using the shorter of lease term or economic life for tenant improvement assets.

(e)
Amortization expense for the 6000 Nathan Lane Building and the Commerce Street Building is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.

(f)	Reflects the adjustments made to remove the operating income from discontinued operations and gain from the disposition of the Commerce Street Building on August 1, 2013.